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                 SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
              Of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported)
                           April 21, 2000


                           UNI-MARTS, INC.
       (Exact Name of Registrant as Specified in Its Charter)


               DELAWARE                1-11556            25-1311379
     (State or other jurisdiction    (Commission        (IRS Employer
        of incorporation or          File Number)       identification
           organization)                                    number)



     477 East Beaver Avenue, State College, Pennsylvania         16801-5690
     (Address of Principal Executive Offices)                    (Zip Code)

     Registrant's Telephone Number, Including Area Code:         (814) 234-6000



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                   This Document Contains 6 Pages.




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ITEM 2.   ACQUISITION OF ASSETS

     On April 21, 2000, pursuant to an asset purchase agreement, Uni
Marts, Inc., together with certain wholly owned affiliates (collectively, the "Company") purchased the operating assets of a business operating a chain of convenience stores and gasoline dispensing stations located in northeastern Pennsylvania. The assets were purchased from Orloski Service Station, Inc. and its owners (collectively "OSSI" or the "Sellers") for approximately $42.4 million in cash and assumption of debt.

       The summary of certain provisions of the Asset Purchase
Agreement (the "Agreement") set forth in this Item 2 does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is enclosed as an exhibit to this report.

     OSSI was the operator of 43 convenience stores and gasoline
Dispensing stations in northeastern Pennsylvania and headquartered in WilkesBarre, Pennsylvania. The assets purchased include 39 fee properties and eight leased locations, one of which the Company intends to purchase within 30 days. The properties include two sites for future development and two sites operated by gasoline dealers. Other assets acquired from OSSI include inventories, furniture, fixtures, machinery, equipment, vehicles, prepaid expenses, notes receivable and certain intangible assets.

     The Agreement contains the usual and customary representations, warranties and covenants by the Company and OSSI.

    The purchase price for the OSSI assets was determined on the basis of past operating results, merchandise and gasoline volumes, projections of anticipated operating results, economies of scale which might be realized as a result of the acquisition and projections of anticipated sales and the purchasing leverage which may result therefrom. The purchase price was the result of arms length negotiations between the Company and the Sellers.

    The acquisition will be recorded using the purchase method of accounting effective as of April 21, 2000 with the purchase price being allocated based upon the fair values of the individual OSSI assets acquired. The results of operations from the acquired convenience stores and gasoline dispensing stations will be included in the Company's operations commencing with April 21, 2000. Prior to the purchase, no relationship existed between the Company and OSSI or any of their directors or officers, or any associate of any such director or officer. The OSSI assets were used by OSSI in the ordinary course of its convenience store and gasoline dispensing station business and the Company intends to continue such use.

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     The funds utilized by the Company to acquire the OSSI assets and to pay expenses associated with the acquisition were provided by four loans from affiliates of Franchise Financing Corporation of America ("FFCA") aggregating $39.7 million, the Company's assumption of a $2.3 million OSSI loan and from the Company's cash.

ITEM 5.   OTHER EVENTS

     The four FFCA loans discussed in the preceding paragraph also closed on April 21, 2000. The loans consisted of the following:

     (1) A floating-rate loan for $22,325,000 secured by mortgages on 27 fee properties acquired from OSSI.
     (2) A fixed-rate loan for $6,900,000 secured by mortgages on nine fee properties acquired from OSSI.
     (3) A floating-rate loan for $9,375,000 secured by store equipment at 27 former OSSI sites and 49 Uni-Mart sites.
     (4) A fixed-rate loan for $1,100,000 secured by store equipment at nine former OSSI sites.

     The mortgages will be amortized over 20 years and the equipment loans will be amortized over ten years. Certain provisions of the FFCA loan agreements require the Company's maintenance of minimum net worth of $20 million, a corporate fixed charge coverage ratio of 1.15:1 and a pooled-property fixed charge coverage of 1.25 : 1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      7(a) and 7(b)
      Pursuant to Item 7(a) and 7(b) of Form 8-K, the Company is required to file financial statements and pro forma information with respect to the acquisition described in Item 2. It is impractical to provide these financial statements and pro forma information at the time this report is filed. Therefore, in accordance with Item 7(a)(4) and 7(b)(2) of Form 8-K, the Company will file such financial statements and pro forma financial information under cover of Form 8 as soon as practicable but not later than July 5, 2000.

(c)  EXHIBITS
     --------
     Exhibit Number:

     (2)    Asset Purchase Agreement between the Company and
            Sellers dated February 23, 2000 with Addendum dated April
            2, 2000.

     (20.1) Loan Agreement for $6,900,000 between FFCA Acquisition Corporation and Uni Realty of Wilkes-Barre, L.P. dated
             April 21, 2000.
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     (20.2)  Loan Agreement for $22,325,000 between FFCA Funding
             Corporation and Uni Realty of Luzerne, L.P. dated April 21, 2000.

     (20.3)  Equipment Loan Agreement for $1,100,000 between FFCA
             Acquisition Corporation and the Company dated April 21, 2000.

     (20.4)  Equipment Loan Agreement for $9,375,000 between FFCA
             Funding Corporation and the Company dated April 21, 2000.

The Asset Purchase Agreement filed as Exhibit 2 above does not include the following exhibits and schedules which will be furnished to the Securities and Exchange Commission upon request:

Exhibits Omitted:

     A    Indemnity Escrow Agreement
     B    Bill of Sale
     C    Assignment and Assumption Agreement
     D    Non Competition Agreement

Schedules Omitted

     1.1(a)    Store Premises
     1.1(b)    Unimproved Premises
     1.1(d)    Personal Property
     1.1(f)    Lawsuits
     1.1(k)    Assumed Prepaid Items
     1.1(n)    Store Fund
     1.2       Excluded Motor Vehicles, Office and Store Equipment
               and Prepaid Items
     1.4       Assumed Contracts
     1.5       Inventory
     2.3       Purchase Price Allocation Among the Selling Parties
     2.5       Purchase Price Allocation Among the Assets
     3.2       Prepaid Operating Expenses
     4.1       Employee Accruals
     6.2       Majority Shareholders
     6.3       Subsidiaries
     6.7       Required Approvals and Consents
     6.9       Liabilities
     6.12      Permits and Licenses
     6.14      Environmental Matters
     6.15(a)   Real Property Encumbrance

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     6.15(b)   Real Property Encroachment
     6.16      Personal Property Encumbrances
     6.18      Material Contracts
     6.19      Litigation
     6.20      Insurance
     6.21      Banking Arrangements
     6.23      Employee Benefit Plans
     6.24      Labor Matters
     6.25      Interest in Competitors and Others
     6.26      Suppliers and Vendors
     6.27      Conditions Affecting the Company










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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNI-MARTS, INC.
                                        (Registrant)



                                             /S/ N. GREGORY PETRICK
DATE:     May 8, 2000                   By: ------------------------
                                            N. Gregory Petrick
                                            Senior Vice President and Chief
                                            Financial Officer

























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